UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2020

DPL Inc.
Ohio
(State of Incorporation)
1-9052
(Commission File Number)

31-1163136
(IRS Employer Identification No.)

1065 Woodman Drive
Dayton, Ohio 45432
(Address of principal executive offices, including zip code)

937-259-7215
Registrant's telephone number, including area code

THE DAYTON POWER AND LIGHT COMPANY
Ohio
(State of Incorporation)
1-2385
(Commission File Number)

31-0258470
(IRS Employer Identification No.)

1065 Woodman Drive
Dayton, Ohio 45432
(Address of principal executive offices, including zip code)

937-259-7215
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

Item 8.01  Name of Item

On June 23, 2020, the Board of Directors of DPL Inc. (“DPL”), a subsidiary of The AES Corporation (“AES”), acting through a unanimous written consent, appointed Lisa Krueger as President and Chief Executive Officer of DPL, replacing Barry J. Bentley who had been serving as Interim President and Chief Executive Officer. Mr. Bentley continues in his role as Senior Vice President, U.S. Utilities Operations. Also on June 23, 2020, the Board of Directors of DPL’s principal subsidiary, The Dayton Power and Light Company (“DP&L”), acting through a unanimous written consent, appointed Lisa Krueger as Interim President and Chief Executive Officer of DP&L to fill the vacancy in that position.

Ms. Krueger, 56, has served since September 2018 as President of the AES U.S. strategic business unit, which encompasses DPL and DP&L and their Indiana sister companies, IPALCO Enterprises, Inc. (“IPALCO”) and Indianapolis Power & Light Company (“IPL”), and other power plants in the U.S. outside of AES’ Distributed Energy and sPower businesses, and is a Senior Vice President of AES. Ms. Krueger has been a Director of DPL and DP&L since May 2019. In addition, Ms. Krueger serves as a director or officer of other AES affiliates, including as a Director of IPL, IPALCO, IPALCO’s parent company, AES U.S. Investments, Inc. (“AES U.S. Investments”), and of sPower, and, since June 2020, as President of AES U.S. Investments, President and Chief Executive Officer of IPALCO, and Interim President and Chief Executive Officer of IPL. Ms. Krueger has extensive commercial, renewables development, and utility experience. Prior to joining AES, Ms. Krueger served as an energy consultant from July 2017 to August 2018, Chief Commercial Officer of Cogentrix Energy Power Management, LLC, the portfolio management company of Carlyle Power Partners, from January 2017 to June 2017, and President and CEO of Essential Power, LLC, a wholesale power generator and marketer with facilities throughout the Mid-Atlantic and New England, from March 2014 to June 2017. Ms. Krueger also served as Vice President - Sustainable Development of First Solar, one of the world’s largest photovoltaic manufacturers and system integrators, where she led the development and implementation of various domestic and internal strategic plans focused on market and business development and served as the President of First Solar Electric. Prior to First Solar, Ms. Krueger held a variety of executive level positions with Dynegy, Inc., including Vice President - Enterprise Risk Control, Vice President - Northeast Commercial Operations, Vice President - Origination and Retail Operations, and Vice President - Environmental, Health & Safety. She also held a variety of leadership roles at Illinois Power, including positions in transmission planning and system operations, generation planning and system operations, and environmental, health & safety. Ms. Krueger received a B.S. in Chemical Engineering from the Missouri University of Science and Technology and an M.B.A from the Jones Graduate School of Business at Rice University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: June 25, 2020	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary

The Dayton Power and Light Company

Date: June 25, 2020	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President, General Counsel and Secretary